1 Q2’26 1 July 2026 Investor Presentation

2 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments; the potential for negative consequences resulting from regulatory violations, investigations and examinations, including potential supervisory actions, the assessment of fines and penalties, the imposition of sanctions, the need to undertake remedial actions and possible damage to our reputation; effects of competition on deposit rates and growth, loan rates and growth and net interest margin; failure to identify and adequately and promptly address cybersecurity risks, including data breaches and cyberattacks; public health crises and pandemics and their effects on the economic and business environments in which we operate; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the war between Russia and Ukraine and ongoing conflict in the Middle East, which could impact economic conditions in the United States; the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply; actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships; higher inflation and its impacts; the effects of changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs on its trading partners; and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2025, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. Forward-Looking Statements

Customers Bancorp Franchise

customers bancorp

Commercially oriented bank with **industry-leading service** combining **a high touch, single point of contact model** with innovative technology solutions

Customers Bancorp, Inc.

NYSE: CUBI | FTE Employees ~885 | Total Assets $26.5B

Data as of 6/30/2026

Key Balance Sheet Stats

Delivering exceptional growth across the Bank

	Q2'26 ($)	YoY Growth (%)
Total Assets	26.5B	18
Total Gross Loans	18.0B	17
Total Deposits	21.7B	15
TBVPS[1]	65.20	16

Net Promoter Score

Measuring business customer satisfaction and loyalty

Customers Bank[2] 81

Banking Industry Benchmark[3] 41

AMERICAN BANKER 2025 Top-Performing Banks

AMERICAN BANKER 2026 Best Places to Work in Fintech

Named a Top 10 Performing Bank by American Banker for five consecutive years (2021-2025), **including the #1 spot in 2024 among midsize banks ($10B to $50B in assets)**

BUSINESS INSIDER 2026 America's High Growth Companies

2025 AMERICA'S BEST BANKS

1. Non-GAAP measure, refer to appendix for reconciliation
2. As of December 2025
3. The Qualtrics U.S. Banking Relational Net Promoter® Score (NPS®) benchmark is derived from Qualtrics' vast Customer Experience dataset. The dataset includes 2022-2023 anonymized results from 50+ U.S. banking organizations, covering 80+ separate relationship surveys, and encompassing 400,000 individual survey respondents

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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Q2'26 Key Accomplishments

customers bancorp

Accretive Deposit Performance

Record period end deposits of $21.7 billion

Record $6.9 billion non-interest bearing ("NIB") deposits, or 32% of total deposits

Approximately $375 million of NIB deposit growth QoQ outside of digital assets ("DA") channel

New commercial banking teams[1] added approximately $570 million of deposits YTD

Solid Loan Growth

Record period end loans of $18.0 billion

4% loan growth QoQ

17% loan growth YoY

Diversified across the franchise with multiple verticals contributing to growth

Net Interest Income (NII) & Net Interest Margin (NIM)

NII increased 9% YoY

Robust low-cost deposit and loan pipelines expected to drive margin expansion

Positive Operating Leverage

Core non-interest expense as percent of average assets[2] of 1.82% is among the lowest of regional bank peers[3]

Core efficiency ratio[2] declined 100bps YoY

Approximately 430 bps of positive operating leverage generated YTD'26 compared to YTD'25

Tangible Book Value Growth

Tangible book value crossed $65 per share[2]

YoY growth of 16%

Approximately 15% CAGR since 2019[4]

Strong Capital & Liquidity

CET1 ratio at 12.8%[5]

TCE/TA[2] increased 40 bps YoY to 8.3%

Approximately 93k shares repurchased at wtd. avg. price of ~$73

1. Teams hired since Q2'23
2. Non-GAAP measure, refer to appendix for reconciliation
3. 2026 proxy peers most recent quarter ("MRQ"); MRQ represents Q2'26 for proxy peer banks that have reported earnings data before July 23, 2026. Otherwise represents Q1'26 data
4. Q4'2019 to Q2'2026
5. CET1 is estimated pending final regulatory report

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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5 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Organic Growth: Accelerate Franchise Growth and deliver top-tier, high-quality organic loan and deposit growth by recruiting high- performing executives and deposit-rich teams to expand our commercial banking franchise 1 2 3 Payments: Expand the cubiX ecosystem, broaden existing network to serve additional industries and develop sophisticated product offerings and embedded payments solutions 4 2026 Priorities AI: Operationalize AI at Scale and deploy AI across the organization, targeting full workflow orchestration and operating leverage Risk Management Excellence: Sustain and operate with the highest standards of regulatory and risk management excellence — turning discipline into a competitive advantage and an enabler of growth

AI: Experiencing Transformational Change Across the Bank

customers bancorp

Increase Revenue | **Reduce Risk** | **Improve Productivity**

Top-Down Strategic Transformation Priorities[1]

Loans
7-day close, down from 30+ days

Deposits
Commercial onboarding in minutes, not hours

Payments
cubiX agentic interface enabling the processing of nearly 2 billion client API requests by YE'2026

Bottom-Up Use Cases

Front Office ◆ Operations ◆ Data & Insights

Finance & Accounting ◆ Compliance ◆ Risk

Agentic Integration Approach

Cycle seeks to weave AI into the Bank's operating fabric


Agentic workflow
Pair
engineers + bankers = agentic pods
Understand
shadow the real workflow
Prioritize
highest-impact opportunities
Build
agents on our own data & systems
Validate
prove it, measure impact
Absorb
ship into the operating fabric

Key Results

46,000+ Hours saved[2]	**600+** Agents deployed[3]
100% AI-licensed	**40** AI mobilization team[4]

Select Partners

OpenAI

ANTHROPIC

Microsoft

ElevenLabs

1. Represents target-state operating goals; initiatives are in progress and not realized
2. Hours saved reflect self-reported estimates from survey of employees using AI tools. Survey data as of July 3, 2026
3. Includes custom GPTs and other similar AI agent products across major platforms used in the last 6 months
4. Includes FTEs mobilized across AI transformation initiatives

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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7 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Payments: Positioned at the Forefront of the Industry Accelerate Industry Adoption L IVE & SCALING Digital Assets Mortgage Finance OPPORTUNITY Illustrative use case: Traditional finance exchanges trending toward 23/5 trading 1. Daily cubiX volume available beginning 10/16/24. The network was previously referred to as CBIT before cubiX launch in Q4’24. Includes Internal Transfer Activity and Wire Transfers from cubiX/CBIT Client Base 2. Calculated as the ending deposit balances of the DA, mortgage finance and real estate payments verticals Instant Payments Platform RTP FedNow Wires ACH cubiX 100% FY 2025 82% 16% 2% Q1’26 78% 14% 8% Q2’26 DA Mortgage Finance Real Estate (pipeline) Real Estate cubiX network activity1 $ trillions, cumulative cubiX deposit balance mix2 $ millions, ending Real Estate payments vertical spotlight $ millions, nding QoQ Momentum 7x Transaction volume 4x+ Spot deposit balances ~350 New deposit accounts Accelerating deposit balances $95 $399 Q1’26 Q2’26 Q3’26 Q4’26 9 figure deposit pipeline per quarter Real Estate Client Spot Deposit Balance 2023 2024 2025 Q2’26 $0.4 $1.9 $3.9 $5.0 Illustrative Cumulative transaction volume surpassed $5T in Q2’26 Capital Markets New Verticals in Flight Illustrative use case: Cross-border 24/7

8 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Organic Growth: Core to the Success of Customers Bank 1. Banks cited from J.D. Power: “2026 J.D. Power Retail Banking Satisfaction Study“ sourced via analyst industry report dated June 5, 2026. Peer banks that completed M&A transactions amounting to >35% the size of the acquiring institution since 2019 have been omitted from the chart 2. As of December 2025 3. The Qualtrics U.S. Banking Relational Net Promoter® Score (NPS®) benchmark is derived from Qualtrics' vast Customer Experience dataset. The dataset includes 2022-2023 anonymized results from 50+ U.S. banking organizations, covering 80+ separate relationship surveys, and encompassing 400,000 individual survey respondents 4. Represents 6.25 year (2019 – Q1’26) CAGR 5. Revenue is calculated as the sum of net interest income and noninterest income 6. Non-GAAP measure, refer to appendix for reconciliation 7. U.S. Banks with total assets between $20 billion and $100 billion. Source S&P Cap IQ 8. Represents 6 year (2019-2025) CAGR for banks with available data throughout the time period horizon 9. Peer banks that completed M&A transactions amounting to >35% the size of the acquiring institution between 2019 and 2025 have been omitted from the peer set 10. Originally reported 2019 Core EPS of $2.28 which was recast to $2.35 to reflect the results of discontinued operations Organic Growth Flywheel NPS Scores vs. Deposit Growth 0% 10% 20% 0 20 40 60 80 100 NPS 6.25Y Deposit CAGR CUBI CUBI Peer Bank1 Peer-Leading Performance $7.61 2019 2025 $2.3510 22%3 2019 2025 $358 $81815%3 $26.17 $61.77 2019 2025 15%3 Top 5 Revenue Compounder7,8,9 #1 Core EPS Compounder7,8 Core EPS6 $ Revenue5 $ millions TBVPS6 $ #2 TBVPS Compounder7,8 Net Promoter Score ~2x the benchmark and #1 in the peer set1 Deposit growth — 100% organic ~16% deposit CAGR4 2x+ peer median1 growth rate Exceptional service NPS of 81 Client engagement Retention, referrals Performance & momentum Winning culture Reinvest in service & tech Technology & people Industry Benchmark: 41 Peer Median Deposit CAGR: 7.0% Customers Bank2 Banking Industry Benchmark3 81 41 16% Top teams deepen franchise Deposits & expertise

9 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED ACCRETIVE DEPOSIT PERFORMANCE Successful Execution of Deposit Franchise Transformation Led by Team Recruitment Strategy 2025 Teams Spotlight 1. Includes commercial banking teams hired since Q2’23 2. Includes team members that have joined or are in advanced conversations $0.6 2023 2024 2025 Q2’26 $1.7 $3.3 $3.9 6.5x 2023 Vintage 2024 Vintage 2025 Vintage Ending Deposit Balance1 $ billions Commercial Deposit Accounts 13,769 15,383 20,401 23,111 25,524 2022 2023 2024 2025 Q2’26 +10% Q2’26 Account Openings 2025 Teams All Other Teams ~1,250 Net Accounts Added Scale ~1,600 deposit accounts $0.5B+ deposit balance Funding Quality 63% NIBD ~0.7% spot deposit cost ~500 bps loan to deposit spread 1.7x deposit to loans Q2’26 profitable in ~3 quarters Economics $0.3B loan balance YTD Growth 65% NIBD % of Total Deposits 3% 18% 38% 62% ~30 Team Members 2026 Teams Preview ~30 New team members2 9-figure pipeline Through YE’26 Diversified Deposit, loans & fee income opportunities

10 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Profitability Balance Sheet Credit 3.17% vs. 3.22% NIM $26.5B +2% Total Assets 0.18% +4 bps Commercial NCOs Ratio1 $18.0B +4% Total Loans and Leases 0.31% +4 bps NPLs to Total Loans Financial Highlights - GAAP Highlights Q2’26 EARNINGS REVIEW Total Deposits $21.7B +1% Reserves to NPLs 293% vs. 337% $2.05 DILUTED EPS $71.6M NET INCOME ROCE 13.2% ROAA 1.13% vs. 1.13% 1. Q2’26 annualized NCOs as percentage of average total loans and leases for Q2’26 was 0.34%, up 2 bps compared to Q1’26 Q2’26 (vs. Q1’26)

11 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Non-interest Bearing Deposit Composition 1. 2026 proxy peers most recent quarter (“MRQ”) 2. DA Vertical spot balances were $3.8B, $4.0B, and $3.2B in Q2’26, Q1’26, and Q2’25, respectively Total Deposits $ billions Average cost of deposits $5.5 $4.9 $8.6 Q2’25 $6.4 $5.0 $9.0 Q3’25 $6.3 $5.1 $9.4 Q4’25 $6.7 $5.1 $9.8 Q1’26 $6.9 (32%) $5.1 $9.7 Q2’26 $19.0 $20.4 $20.8 $21.6 $21.7 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA • Non-interest bearing balances excluding the DA vertical increased approximately $375 million in the quarter2 2.50% Steady Deposit Growth and Mix Improvement Approaching $22 billion in deposits with 32% non-interest bearing balances ACCRETIVE DEPOSIT PERFORMANCE • Non-interest bearing deposits increased by $174 million in the quarter to a second consecutive period end record $6.9 billion, or 32% of total deposits, representing top quartile of peer banks1 Quarterly Non-interest Bearing Deposit Growth ex. DA Vertical2 $ millions Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 $26 $96 $144 $231 $372 QoQ NIBD Growth (ex. DA Vertical) 32% 29% 25% CUBI Regional Bank Peers (MRQ) Top Quartile (29.0%) QoQ: +14% YoY: +37% Q2’26 Q2’25 Q2’24

12 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Strong Loan Growth With Diversified Contributions Across The Franchise Q2’26 Loan Portfolio $ billions • Loan growth of over $600 million, or 4% QoQ, compared to 2% for the industry1 ROBUST LOAN GROWTH 1. US Banks with $10-$100 billion in assets that have reported earnings data before July 23, 2026. Source S&P Cap IQ 2. Includes Investment CRE, Construction, and Multifamily 3. Includes Public Finance, FIG, Commercial Banking Teams, Mortgages, PPP, and remaining loan verticals 4. Fund Finance includes Lender Finance and Capital Call Lines Real Estate Specialty Finance Consumer Installment Community C&I Other3 Fund Finance4 Healthcare Total Loan Growth Mortgage Warehouse SBA Lending Tech and Venture $270 $107 $99 $76 $63 $50 $45 $40 -$25 -$101 $624 CRE2 Q2’26 Loan Growth by Verticals $ millions Total Loans Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 $15.4 $16.3 $16.8 $17.4 $18.0 • Top growth verticals included CRE, Real Estate Specialty Finance, Consumer, Community C&I • Diversified loan growth focused on adding franchise value

NET INTEREST INCOME & NET INTEREST MARGIN

Net Interest Income Growth of 9% Year-over-Year

customers bancorp



Net Interest Income & Net Interest Margin
$ millions, percent
$176.7
$201.9
$204.4
$191.4
$193.4
3.46%
3.40%
3.27%
3.25%
3.24%
3.22%
3.17%
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Net Interest Income
NIM
Illustrative NIM excl. Accretion Income Impact[1]

Key Highlights

- $16 million NII growth YoY driven by higher average loan balances and lower cost of funds
- Cumulative IB and total deposit beta of 65% and 58%, respectively
- Robust low-cost deposit and loan pipelines expected to drive margin expansion

1. Q3'25 and Q4'25 contained large accretion benefit from a purchase of a loan portfolio at a discount from a participation partner

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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14 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Peer Leading Efficiency While Investing In Our Business $106.6 $105.2 $117.3 $112.0 $114.9 51.6% Q2’25 45.4% Q3’25 49.5% Q4’25 49.7% Q1’26 50.6% Q2’26 Core Non-Interest Expense1 $ millions • Core efficiency ratio1 has declined by approximately 100bps YoY while investing in the franchise Core Non-Interest Expense / Average Assets1 percent • CUBI’s core non-interest expense as percent of average assets1 is among the lowest of regional bank peers2 1.82% CUBI CUBI (Q2’26) Regional Bank Peers (MRQ) 1. Non-GAAP measure, refer to appendix for reconciliation 2. 2026 proxy peers most recent quarter (“MRQ”) Top Quartile (2.00%) Median (2.25%) OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS Core Non-interest Expense1 Core Efficiency Ratio1 Includes $1.0 million of severance expense

OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS

customers bancorp

OE2: 2026 Operational Excellence Initiative Target Achieved

New Investment Target of $30 Million Annual Run-Rate Already Achieved in Q2'26

Revenue Initiatives

- Increase treasury management fees from commercial clients
- Capital markets and fee-based businesses

Expense Initiatives

- Process automation for AI
- Technology platform consolidation
- Realization of benefits from risk management enhancements
- Strategic realignment


Revenue Initiatives
~$4.0M
Expense Initiatives
~$16.0M
Phase 1 Total
Phase 1
$20.0M
Phase 1: Initial Target Accomplished
New Initiatives Target
Phase 2
$10.0M
New Target
$30.0M
Phase 2: New Target Accomplished

Savings Used to Invest in the Franchise

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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16 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Tangible Book Value1 per share Tangible Book Value Up 16% Year-over-Year 1. Non-GAAP measure, refer to appendix for reconciliation 2. CAGR from Q4’19 to Q2’26 inclusive of impact of AOCI mark-to-market; Q4’19 and Q2’26 AOCI impact of $(0.04) and $(1.73) per share, respectively 3. 2026 proxy peers most recent quarter (“MRQ”) $26.17 $27.92 $37.21 $38.97 $47.61 $54.08 $61.77 $65.20 2019 2020 2021 2022 2023 2024 2025 Q2’26 +14% TANGIBLE BOOK VALUE GROWTH • TBVPS1 increased 3% QoQ and 16% YoY to $65.20 • Tangible book value1 per share increased 2.5x since Q4’192 • 15%2 CAGR in TBVPS1 since Q4’192 compared to 5% for regional bank peers3 Key Highlights ~ 5

17 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED ` ` 14.5% 15.4% 15.4% 14.9% 14.8% Total Risk-Based Capital percent 7.9% 8.4% 8.5% 8.3% 8.3% TCE/TA2 percent 1. Capital ratios are estimated pending final regulatory report 2. Non-GAAP measure, refer to appendix for reconciliation Strong Capital Levels Provide Significant Flexibility 12.1% 13.0% 13.0% 12.9% 12.8% CET1 Risk-Based Capital percent STRONG CAPITAL AND LIQUIDITY • Strong capital ratios provide flexibility • TCE/TA2 Ratio up 40 basis points YoY with 18% increase in tangible assets2 over same period Q2’25 Key Highlights Q3’25 Q4’25 Q1’26 Q2’261

18 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Commercial NCOs percent NPAs % of Total Assets percent Credit Metrics Remain Stable Consumer NCOs percent Total NCOs percent MAINTAINING SUPERIOR CREDIT QUALITY 1. 2026 proxy peers most recent quarter (“MRQ”) V • Reserves to NPLs strong at 293% • NPAs to total assets remain low at 32 bps and below regional bank peer median1 of 40 bps Q2’25 Q3’25 Q4’25 0.13% 0.16% 0.16% 0.14% 0.18% 2.50% 2.60% 2.08% 2.27% 2.01% 0.35% 0.39% 0.33% 0.32% 0.34% 0.27% 0.25% 0.29% 0.29% 0.32%0.32% 0.34% 0.35% 0.34% 0.40% CUBI Regional Bank Peers1 Q1’26 Loan Yield less NCOs • CUBI generates an above peer median1 yield when accounting for costs associated with net charge-offs Median: 5.73% 5.91% CUBICUBI (Q2’26) Regional Bank Peers (MRQ)1 Q2’26

19 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 2026 Management Outlook Metrics Deposit Growth Loan Growth Net Interest Income Tax Rate CET1 (%) FY 2025 $20.8B $16.8B $750M 22.3% 13.0% Notes 8 – 12% 23 – 25% Non-Interest Expense $432M Current Outlook FY 2026 8 – 12% $800M – $830M $440M – $460M 11.5 – 12.5%

Analyst Coverage

B. Riley Securities, Inc.
Hal Goetsch

D.A. Davidson Companies
Peter Winter

Hovde Group
David Bishop

JPMorgan
Anthony Elian

Keefe, Bruyette & Woods Inc.
Kelly Motta

Maxim Group LLC
Michael Diana

Morgan Stanley
Brian Wilczynski

Piper Sandler
Manuel Navas

Raymond James
Steve Moss

Stephens Inc.
Matt Breese

TD Cowen
Janet Lee

2026 New Analyst

20

21 Appendix

22 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Investment Securities – AFS percent, Q2’26 Securities Portfolio Characteristics • Spot yield: 5.14% • Effective duration: 2.5 years • Floating rate securities: 35% • Credit rating: 79% AAA with only 2% at BB Investment Securities – HTM percent, Q2’26 • Spot yield: 3.18% • Effective duration: 4.2 years • Floating rate securities: ~31% • Credit rating: 70% AAA with no rated securities non- investment grade • ABS: $0.2 billion of credit enhanced asset backed securities 71% 29% MBS & CMO Credit Enhanced ABS Total: $0.6 billion Corporate ABS Other MBS & CMO Total: $2.6 billion 9% 11% 78% 1%

Allowance for Credit Losses for Loans and Leases

customers bancorp

($ in thousands)	June 30, 2026 Amortized Cost[1]	June 30, 2026 Allowance for Credit Losses	June 30, 2026 Lifetime Loss Rate[2]	March 31, 2026 Amortized Cost[1]	March 31, 2026 Allowance for Credit Losses	March 31, 2026 Lifetime Loss Rate[3]
Loans and Leases Receivable:						
Commercial:						
Commercial and Industrial, including Specialized Lending	$ 8,829,801	$ 40,158	0.45 %	$ 8,474,678	$ 41,214	0.49 %
Multifamily	2,623,964	29,324	1.12 %	2,510,697	19,441	0.77 %
Commercial Real Estate Owner Occupied	1,270,575	10,226	0.80 %	1,279,501	10,556	0.83 %
Commercial Real Estate Non-Owner Occupied	1,888,040	13,503	0.72 %	1,742,989	18,470	1.06 %
Construction	216,832	2,803	1.29 %	204,999	2,672	1.30 %
Total Commercial Loans and Leases Receivable	$ 14,829,212	$ 96,014	0.65 %	$ 14,212,864	$ 92,353	0.65 %
Consumer:						
Residential Real Estate	$ 508,187	$ 6,251	1.23 %	$ 495,458	$ 5,713	1.15 %
Manufacturing Housing	24,763	3,244	13.10 %	26,065	3,338	12.81 %
Installment	854,906	58,597	6.85 %	785,106	59,558	7.59 %
Total Consumer Loans Receivable	$ 1,387,856	$ 68,092	4.91 %	$ 1,306,629	$ 68,609	5.25 %
Total Loans and Leases Receivable	$ 16,217,068	$ 164,106	1.01 %	$ 15,519,493	$ 160,962	1.04 %

1. Excludes mortgage finance and installment loans reported at fair value, loans held for sale
2. Utilized Moody's June 2026 baseline and adverse forecast scenario with qualitative adjustments for Q2'26 provision for credit losses
3. Utilized Moody's March 2026 baseline and adverse forecast scenario with qualitative adjustments for Q1'26 provision for credit losses

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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24 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. Starting in Q3 2025, certain adjustments to GAAP measures were no longer included as our intention going forward is to limit these adjustments to those items of greatest significance. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

25 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Earnings - Customers Bancorp Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 (dollars in thousands, except per share data) USD Per share USD Per share USD Per share USD Per share USD Per share GAAP net income to common shareholders $ 71,560 $ 2.05 $ 69,653 $ 1.97 $ 70,088 $ 1.98 $ 73,726 $ 2.20 $ 55,846 $ 1.73 Reconciling items (after tax): (Gains) losses on investment securities (103) 0.00 (208) (0.01) (36) 0.00 (253) (0.01) 1,388 0.04 Loss on redemption of preferred stock — — — — 2,799 0.08 — — 1,908 0.06 Unrealized (gain) loss on loans held for sale — — — — — — — — (223) (0.01) Loan program termination fees — — — — — — — — (772) (0.02) Core earnings $ 71,457 $ 2.05 $ 69,445 $ 1.97 $ 72,851 $ 2.06 $ 73,473 $ 2.20 $ 58,147 $ 1.80

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Core Earnings - Customers Bancorp

(dollars in thousands, except per share data)	2025 USD	2025 Per share	2024 USD	2024 Per share	2023 USD	2023 Per share	2022 USD	2022 Per share	2021 USD	2021 Per share	2020 USD	2020 Per share	2019 USD	2019 Per share
GAAP net income to common shareholders	$ 209,183	$ 6.26	$ 166,429	$ 5.09	$ 235,448	$ 7.32	$ 218,402	$ 6.51	$ 300,134	8.91	$ 118,537	$ 3.74	$ 64,868	$ 2.05
Reconciling items (after tax):														
(Income) loss from discontinued operations	–	–	–	–	–	–	–	–	39,621	1.18	10,461	0.33	2,060	0.07
Severance expense	–	–	3,666	0.11	1,251	0.04	1,058	0.03	1,517	0.05	–	–	373	0.01
Impairment loss on debt securities	39,875	1.19	–	–	–	–	–	–	–	–	–	–	–	–
Impairments on fixed assets and leases	–	–	–	–	98	0.00	1,051	0.03	1,118	0.03	–	–	–	–
Merger and acquisition related expenses	–	–	–	–	–	–	–	–	320	0.01	1,038	0.03	76	0.00
Loss on sale of consumer installment loans	–	–	–	–	–	–	18,221	0.54	–	–	–	–	–	–
Loss on sale of capital call lines of credit	–	–	–	–	3,914	0.12	–	–	–	–	–	–	–	–
(Gains) losses on investment securities	975	0.03	20,331	0.62	407	0.01	18,926	0.56	(26,015)	(0.77)	(17,412)	(0.55)	(1,912)	(0.06)
Loss on sale of foreign subsidiaries	–	–	–	–	–	–	–	–	2,150	0.06	–	–	–	–
Loss on cash flow hedge derivative terminations	–	–	–	–	–	–	–	–	18,716	0.56	–	–	–	–
Derivative credit valuation adjustment	210	0.01	4	0.00	219	0.01	(1,243)	(0.04)	(1,285)	(0.04)	5,811	0.18	811	0.03
Risk participation agreement mark-to-market adjustment	–	–	–	–	–	–	–	–	–	–	(1,080)	(0.03)	–	–
Legal settlement	–	–	158	0.02	–	–	–	–	897	0.03	258	0.01	1,520	0.05
Unrealized (gain) loss on loans held for sale	295	0.01	608	0.02	–	–	–	–	–	–	1,913	0.06	–	–
Deposit relationship adjustment fees	–	–	–	–	–	–	–	–	4,707	0.14	–	–	–	–
Loss on redemption of preferred stock	4,707	0.14	–	–	–	–	–	–	2,820	0.08	–	–	–	–
Tax on surrender of bank-owned life insurance policies	–	–	–	–	4,141	0.13	–	–	–	–	–	–	–	–
FDIC special assessment	–	–	518	0.02	2,755	0.09	–	–	–	–	–	–	–	–
Unrealized (gain) on equity method investments	–	–	(8,608)	(0.26)	–	–	–	–	–	–	–	–	–	–
Loss upon acquisition of interest-only GNMA securities	–	–	–	–	–	–	–	–	–	–	–	–	5,682	0.18
Losses on sale of non-QM residential mortgage loans	–	–	–	–	–	–	–	–	–	–	–	–	595	0.02
Loan program termination fees	(772)	(0.02)	–	–	–	–	–	–	–	–	–	–	–	–
Core earnings	**$ 254,473**	**$ 7.61**	**$ 183,105**	**$ 5.60**	**$ 248,233**	**$ 7.72**	**$ 256,415**	**$ 7.63**	**$ 344,700**	**10.23**	**$ 119,526**	**$ 3.77**	**$ 74,073**	**$ 2.35**

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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27 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Return on Average Assets - Customers Bancorp (dollars in thousands except per share data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 GAAP net income $ 71,560 $ 69,653 $ 74,492 $ 75,745 $ 60,939 Reconciling items (after tax): (Gains) losses on investment securities (103) (208) (36) (253) 1,388 Unrealized (gain) loss on loans held for sale — — — — (223) Loan program termination fees — — — — (772) Core earnings $ 71,457 $ 69,445 $ 74,456 $ 75,492 $ 61,332 Average total assets $ 25,367,399 $ 24,920,977 $ 24,721,373 $ 23,930,723 $ 22,362,989 Core return on average assets 1.13% 1.13% 1.19% 1.25% 1.10%

28 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Return on Average Common Equity - Customers Bancorp (dollars in thousands except per share data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 GAAP net income to common shareholders $ 71,560 $ 69,653 $ 70,088 $ 73,726 $ 55,846 Reconciling items (after tax): (Gains) losses on investment securities (103) (208) (36) (253) 1,388 Loss on redemption of preferred stock — — 2,799 — 1,908 Unrealized (gain) loss on loans held for sale — — — — (223) Loan program termination fees — — — — (772) Core earnings $ 71,457 $ 69,445 $ 72,851 $ 73,473 $ 58,147 Average total common shareholders' equity $ 2,171,497 $ 2,146,518 $ 2,093,510 $ 1,878,115 $ 1,751,037 Core return on average common equity 13.20% 13.12% 13.81% 15.52% 13.32%

29 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) 1. Core efficiency ratio calculated as non-interest expense divided by core revenue Core Efficiency Ratio - Customers Bancorp (dollars in thousands except per share data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 GAAP net interest income $ 193,366 $ 191,351 $ 204,428 $ 201,912 $ 176,703 GAAP non-interest income (loss) $ 34,043 $ 34,316 $ 32,516 $ 30,191 $ 29,606 (Gains) losses on investment securities (130) (269) (47) (334) 1,797 Unrealized (gain) loss on loans held for sale — — — — (289) Loan program termination fees — — — — (1,000) Core non-interest income 33,913 34,047 32,469 29,857 30,114 Core revenue $ 227,279 $ 225,398 $ 236,897 $ 231,769 $ 206,817 GAAP non-interest expense $ 114,891 $ 111,988 $ 117,309 $ 105,217 $ 106,626 Core non-interest expense $ 114,891 $ 111,988 $ 117,309 $ 105,217 $ 106,626 Core efficiency ratio (1) 50.55% 49.68% 49.52% 45.40% 51.56%

30 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Non-Interest Expense to Average Total Assets - Customers Bancorp (dollars in thousands except per share data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 GAAP non-interest expense $ 114,891 $ 111,988 $ 117,309 $ 105,217 $ 106,626 Core non-interest expense $ 114,891 $ 111,988 $ 117,309 $ 105,217 $ 106,626 Average total assets $ 25,367,399 $ 24,920,977 $ 24,721,373 $ 23,930,723 $ 22,362,989 Core Non-interest Expense to average assets 1.82% 1.82% 1.88% 1.74% 1.91%

31 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets - Customers Bancorp (dollars in thousands except per share data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 GAAP total shareholders' equity $ 2,205,692 $ 2,144,300 $ 2,115,517 $ 2,126,059 $ 1,863,558 Reconciling items: Preferred stock — — — (82,201) (82,201) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 2,202,063 $ 2,140,671 $ 2,111,888 $ 2,040,229 $ 1,777,728 GAAP Total assets $ 26,520,789 $ 25,880,767 $ 24,895,868 $ 24,260,163 $ 22,550,800 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 26,517,160 $ 25,877,138 $ 24,892,239 $ 24,256,534 $ 22,547,171 Tangible common equity to tangible assets 8.3% 8.3% 8.5% 8.4% 7.9%

32 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 GAAP total shareholders' equity $ 2,205,692 $ 2,144,300 $ 2,115,517 $ 2,126,059 $ 1,863,558 Reconciling Items: Preferred stock — — — (82,201) (82,201) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 2,202,063 $ 2,140,671 $ 2,111,888 $ 2,040,229 $ 1,777,728 Common shares outstanding 33,772,598 33,692,632 34,191,223 34,163,506 31,606,934 Tangible book value per common share $ 65.20 $ 63.54 $ 61.77 $ 59.72 $ 56.24

33 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q4 2025 Q4 2024 Q4 2023 Q4 2022 Q4 2021 Q4 2020 Q4 2019 GAAP total shareholders' equity $ 2,115,517 $ 1,836,683 $ 1,638,394 $ 1,402,961 $ 1,366,217 $ 1,117,086 $ 1,052,795 Reconciling Items: Preferred stock — (137,794) (137,794) (137,794) (137,794) (217,471) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,736) (14,298) (15,195) Tangible common equity $ 2,111,888 $ 1,695,260 $ 1,496,971 $ 1,261,538 $ 1,224,687 $ 885,317 $ 820,129 Common shares outstanding 34,191,223 31,346,507 31,440,906 32,373,697 32,913,267 31,705,088 31,336,791 Tangible book value per common share $ 61.77 $ 54.08 $ 47.61 $ 38.97 $ 37.21 $ 27.92 $ 26.17